PRUDENTIAL'S GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                        SUPPLEMENT DATED JANUARY 1, 2002
                                     TO THE
                 MORGAN GUARANTY TRUST COMPANY OF NY PROSPECTUS
                                DATED MAY 1, 2001


The following information replaces the information contained in the Prospectus dated May 1, 2001.

Throughout the Prospectus, the Group Contract Holder name of "Morgan Guaranty Trust Company of NY" will be replaced with the name "JP Morgan Chase & Company." Accordingly, references to "Morgan Guaranty" will be replaced with "JP Morgan Chase."

Eligibility, as described on Pages 17 and 48 through 50 will be limited to participants in the Group Variable Universal Life Plan prior to January 1, 2002.

Participants will no longer be allowed to elect new amounts of coverage or increase their coverage by completing an election form as described on Pages 19 and 25.

Participants will no longer be allowed to make routine monthly or semi-monthly premium payments for the Eligible Group Member or their spouse through automatic payroll deduction (pages 19, 26, and 50). Premiums will be paid directly to Prudential.

Prudential's Alliance Account will no longer be an option for how your beneficiary may receive the death benefit (as described on page 24). All Death Benefits will be paid in a lump sum, in the form of a check.